UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 24, 2024

Quanta Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13831	74-2851603
(Commission File No.)	(IRS Employer Identification No.)

2727 North Loop West

Houston, Texas 77008

(Address of principal executive offices, including ZIP code)

(713) 629-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.00001 par value	PWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As discussed in Item 5.07 below, at the 2024 Annual Meeting of Stockholders of Quanta Services, Inc. (the “Company” or “Quanta”) held on May 24, 2024, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation (the “Charter”) to provide for the exculpation of certain officers from liability in connection with certain claims brought by stockholders to the fullest extent permitted by the Delaware General Corporation Law (the “Charter Amendment”). A more detailed description of the Charter Amendment is provided in Proposal 4: Approval of an Amendment to Quanta’s Restated Certificate of Incorporation to Provide for the Exculpation of Officers of the Company’s Definitive Proxy Statement on Schedule 14A for the 2024 Annual Meeting of Stockholders, which was filed with the U.S. Securities and Exchange Commission on April 12, 2024 (the “2024 Proxy Statement”), which description and text are incorporated herein by reference. The Charter Amendment had been previously approved by the Company’s Board of Directors.

On May 30, 2024, the Company filed the Charter Amendment with the Delaware Secretary of State, which became effective upon filing. The foregoing summary and the summary set forth in the 2024 Proxy Statement are qualified by reference to the full text of the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On May 30, 2024, the Company also filed a restatement of the Charter with the Delaware Secretary of State (the “Restated Charter”), which became effective upon filing and only restates the Charter and integrates the Charter Amendment. The foregoing is qualified by reference to the full text of the Restated Charter, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On May 24, 2024, Quanta held its 2024 Annual Meeting of Stockholders.

(b) The final voting results for the items that were presented for stockholder approval, recommendation or ratification at the annual meeting are set forth below. These items related to each proposal described in detail in Quanta’s 2024 Proxy Statement. All results presented below reflect the voting power of the Company’s common stock.

Election of Directors (Item 1)

The following eleven director nominees were elected as directors of the Company to serve one-year terms expiring at the 2025 Annual Meeting of Stockholders. The vote totals for each director, rounded to the nearest whole share, are set forth in the table below:

Nominee:	Number of Votes Cast For	Number of Votes Cast Against	Withhold / Abstentions	Broker Non-Votes
Earl C. Austin, Jr.	116,799,217	2,222,351	58,447	9,670,166
Warner L. Baxter	117,070,174	1,950,098	59,743	9,670,166
Doyle N. Beneby	115,829,244	3,191,304	59,467	9,670,166
Vincent D. Foster	113,156,052	5,855,175	68,788	9,670,166
Bernard Fried	113,787,338	5,230,674	62,003	9,670,166
Worthing F. Jackman	112,764,791	6,253,509	61,715	9,670,166
Holli C. Ladhani	118,748,815	272,290	58,910	9,670,166
Jo-ann dePass Oslovsky	118,848,326	171,171	60,518	9,670,166
R. Scott Rowe	112,637,120	6,137,187	305,708	9,670,166
Raúl J. Valentín	116,133,983	2,639,989	306,043	9,670,166
Martha B. Wyrsch	104,013,045	14,163,849	903,121	9,670,166

Advisory Vote on Executive Compensation (Item 2)

The advisory resolution approving the Company’s executive compensation as set forth in the 2024 Proxy Statement was approved with the vote totals, rounded to the nearest whole share, as set forth in the table below:

Number of Votes Cast For	Number of Votes Cast Against	Withhold / Abstentions	Broker Non-Votes
110,489,398	8,183,219	407,397	9,670,166

Ratification of Appointment of Independent Registered Public Accounting Firm (Item 3)

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2024 was ratified with the vote totals, rounded to the nearest whole share, as set forth in the table below:

Number of Votes Cast For	Number of Votes Cast Against	Withhold / Abstentions	Broker Non-Votes
122,154,700	6,541,404	54,077	—

Approval of an Amendment to Quanta’s Restated Certificate of Incorporation to Provide for the Exculpation of Officers (Item 4)

The Charter Amendment was approved with the vote totals, rounded to the nearest whole share, set forth in the table below:

Number of Votes Cast For	Number of Votes Cast Against	Withhold / Abstentions	Broker Non-Votes
100,991,490	17,988,102	100,423	9,670,166

Item 8.01	Other Events.

On May 28, 2024, Quanta issued a press release announcing the election of two new independent directors to the Board of Directors at its 2024 Annual Meeting of Stockholders, Warner L. Baxter and Jo-ann dePass Olsovsky, and the appointment of a new independent chairman of the board, Doyle N. Beneby. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Quanta Services, Inc.

3.2	Restated Certificate of Incorporation of Quanta Services, Inc.

99.1	Press Release of Quanta Services, Inc. dated May 28, 2024

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2024	Quanta Services, Inc.

	By:	/s/ Donald C. Wayne
	Name:	Donald C. Wayne
	Title:	Executive Vice President and General Counsel